UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):                     November 6, 2006
Metalico, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32453	52-2169780

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

186 North Ave. East, Cranford, New
Jersey		07016

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code:                     (908) 497-9610
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits.
Copy of the Visual Presentation

Item 7.01 Regulation FD Disclosure.
In accordance with general instruction B.2. of Form 8-K, the following information is furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.
Representatives of the Registrant are scheduled to make a series of presentations to investors in various cities in the United States during the month of November 2006 discussing current prospects for the company. A copy of the visual presentation is being furnished as Exhibit 99.1 to this report, substantially in the form intended to be used. Exhibit 99.1 is incorporated by reference under this Item 7.01. Such visual presentation materials also will be available on the Registrant’s website at www.metalico.com.
Item 9.01 Financial Statements and Exhibits.
c) Exhibits. The exhibit listed in the exhibit index is furnished pursuant to Regulation FD as a part of this current report on Form 8-K and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Metalico, Inc.
November 6, 2006	By:	Carlos E. Aguero
		Name:	Carlos E. Aguero
		Title:	Chairman, President and Chief Executive Officer